SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported) March 3, 2003


                             ADEPT TECHNOLOGY, INC.
               (Exact Name of Registrant as Specified in Charter)


          California                      0-27122                94-2900635
(State or Other Jurisdiction of   (Commission File Number)     (IRS Employer
        Incorporation)                                      Identification No.)

         150 Rose Orchard Way                             95134
             San Jose, CA                               (Zip Code)
(Address of Principal Executive Offices)

       Registrant's telephone number, including area code: (408) 432-0888

                                       N/A

          (Former Name or Former Address, if Changed Since Last Report)

Item 5. Other Events.

     This report is being filed by Adept Technology, Inc. ("Adept") to announce that it received a Nasdaq Staff Determination on March 3, 2003 indicating that Nasdaq has not received Adept's payment of the Nasdaq 2003 annual fee as required for continued listing by Marketplace Rules 4310(c)(13) and 4510(c)(01). Adept also indicated that it requested and has been granted a hearing scheduled for March 13, 2003 to appeal the delisting action with regard to Adept's securities to a Nasdaq Listing Qualifications Panel. Nasdaq has informed Adept that the delisting action has been stayed pending the Panel's decision. The press release issued by Adept relating to the announcements is filed as Exhibit
99.1 to this report.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

     (c) Exhibits.

     The following exhibit is filed with this report on Form 8-K:

     Exhibit No.                   Description
     -----------                   -----------

         99.1                 Press Release of Adept issued on March 7, 2003.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   ADEPT TECHNOLOGY, INC.



Date:  March 7, 2003          By: /s/  Michael W. Overby
                                  -----------------------------------
                                  Michael W. Overby
                                  Vice President and Chief Financial Officer